Exhibit 32.01

DEER VALLEY CORPORATION

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE

SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q for the quarter ended September 30, 2010 of Deer Valley Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles G. Masters, President and Chief Executive Officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities and Exchange Act of 1934, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles G. Masters
Charles G. Masters
President and Chief Executive Officer
(Principal Executive Officer)
November 5, 2010